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                          VANGUARD(R) EXPLORER(TM) FUND
                          SUPPLEMENT TO THE PROSPECTUS

IMPORTANT CHANGES TO VANGUARD EXPLORER FUND

FUND CLOSED TO NEW ACCOUNTS
Effective as of the close of business on February 2, 2006, Vanguard Explorer Fund will no longer open accounts for new or current shareholders and will limit additional investments by current shareholders in existing Fund accounts as further described below. There is no specific time frame for when the Fund will reopen.

LIMITS ON ADDITIONAL INVESTMENTS BY CURRENT SHAREHOLDERS
Current shareholders of Vanguard Explorer Fund may invest up to $25,000 per year in the Fund. This $25,000 limit applies to the total amount invested during any calendar year in each Fund account registered to the same primary Social
Security or taxpayer identification number. Investments made on or before February 2, 2006, do not count toward the $25,000 annual limit, nor do reinvestments of dividend and capital gains distributions. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. Certain qualifying asset allocation programs may continue to operate in accordance with the program terms.

TRANSACTIONS
During the Fund's closed period, current shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail subject to the $25,000 annual contribution limit.
     Vanguard Explorer Fund may modify these transaction policies at any time without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund's transaction policies. Investors in nonretirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447. Participants in employer-sponsored retirement plans may call Vanguard Participant Services at 800-523-1188.




(C) 2006 The Vanguard Group, Inc. All rights reserved.
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